BT INSTITUTIONAL FUNDS
INSTITUTIONAL CASH MANAGEMENT FUND
INSTITUTIONAL CASH RESERVES
BT PYRAMID MUTUAL FUNDS
BT INVESTMENT MONEY MARKET FUND

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 17, 1997


  Please insert the following two sub-sections after the sub-section
entitled `Reverse Repurchase     Agreements'' on page 2:


  ``When-Issued and Delayed-Delivery Securities. To secure prices deemed advantageous at a particular time, each Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time as the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolios may include securities purchased on a ``when, as, and if issued'' basis under which the issuance of the securities depends on the occurrence of a subsequent event.
  Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. A Portfolio does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed-delivery basis, a Portfolio will segregate with the Portfolio's custodian liquid instruments in an amount at least equal to the when-issued or delayed-delivery commitment. Asset-Backed Securities. The Cash Management Portfolio and Liquid Assets Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.''
                                                           May 8, 1997



          EDGEWOOD SERVICES, INC.
          Distributor
          SUPPSAIMMKT (5/97)